SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Pareteum Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other Than the Registrant)

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PARETEUM CORP.

100 Park Avenue

New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 12, 2017

TO THE STOCKHOLDERS OF PARETEUM CORP.:

The 2017 annual meeting (the “Meeting”) of stockholders (the “Stockholders”) of Pareteum Corp. (the “Company”) will be held at the offices of Sichenzia Ross Ference Kesner LLP, 1185 6th Ave, New York, NY 10036, on Tuesday, September 12, 2017, at 10:00 a.m. local time. At the Meeting, the Stockholders of the Company’s outstanding capital stock will act on the following matters:

1.	To elect four directors to serve until the next annual meeting of Stockholders and until their successors are duly elected and qualified;

2.	To ratify the 2017 Pareteum Corp. Long-Term Incentive Compensation Plan, including the reservation of 6,500,000 shares of common stock thereunder;

3.	To ratify the appointment of SquarMilner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

4.	To act upon such other matters as may properly come before the Meeting or any adjournment thereof.

These matters are more fully described in the proxy statement accompanying this notice.

The Board of Directors has fixed the close of business on July 26, 2017 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of Stockholders eligible to vote at the Meeting will be available for review during our regular business hours at our principal offices in New York, New York for the 10 days prior to the Meeting for review for any purposes related to the Meeting.

You are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Meeting. Any Stockholder attending the Meeting may vote in person even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the Meeting, we hope that you will vote as soon as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING.

We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow us to furnish proxy materials, including this notice, the proxy statement (including an electronic proxy card for the Meeting) and our 2016 Annual Report to Stockholders via the Internet at http://www.cstproxy.com/pareteum/2017. Taking advantage of these rules allows us to lower the cost of delivering Meeting materials to our Stockholders and reduce the environmental impact of printing and mailing these materials.

Dated: July 27, 2017	By Order of the Board of Directors

/s/ Robert H. Turner
Robert H. Turner
Executive Chairman

PARETEUM CORP.

100 Park Avenue

New York, New York 10017

ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 12, 2017

PROXY STATEMENT

The Board of Directors of Pareteum Corp. (the “Company”) is soliciting proxies from its stockholders (the “Stockholders”) to be used at the annual meeting of Stockholders (the “Meeting”) to be held at the offices of Sichenzia Ross Ference Kesner LLP, 1185 6th Ave, New York, NY 10036, on Tuesday, September 12, 2017, beginning at 10:00 a.m. local time, and at any postponements or adjournments thereof. This proxy statement contains information related to the Meeting. This proxy statement and the accompanying form of proxy are first being sent to Stockholders on or about July 27, 2017.

REVOCABILITY OF PROXY AND SOLICITATION

Any Stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”), the Company is making this proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 available on the Internet instead of mailing a printed copy of these materials to each Stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how Stockholders may access and review all of the important information contained in the materials on the Internet, including how Stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on July 26, 2017, will be entitled to receive notice of, to attend and to vote at the Meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Robert H. Turner, our Executive Chairman, and Ted O’Donnell, our Chief Financial Officer, will vote:

●	FOR the election of four directors to serve until the next annual meeting of Stockholders and until their successors are duly elected and qualified;

●	FOR the ratification of the 2017 Pareteum Corp. Long-Term Incentive Compensation Plan, including the reservation of 6,500,000 shares of common stock thereunder;

●	FOR the ratification of SquarMilner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

●	According to their judgment, on the transaction of such matters or other business as may properly come before the Meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of July 26, 2017, there were 14,505,522 shares of common stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of common stock held by them.

A majority of the outstanding shares (7,252,762), present in person or represented by proxy, will constitute a quorum at the Meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take Stockholder action, Stockholders of record who are present at the Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Meeting, are considered Stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, (i) the election of four directors (Proposal No. 1) and (ii) the ratification of the 2017 Pareteum Corp. Long-Term Incentive Compensation Plan, including the reservation of 6,500,000 shares of common stock thereunder (Proposal No. 2) are considered “non-routine” matters.  Accordingly, brokers are not entitled to vote uninstructed shares with respect to Proposal No. 1 and No. 2. The proposed ratification of SquarMilner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal No. 3) is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to Proposal No. 3.

Under Delaware state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of common stock present in person or represented by proxy at an annual meeting of Stockholders and entitled to vote on the election of directors. This means that the nominees who receive the most votes will be elected to the open director positions. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a plurality of shares voted are in favor of each nominee.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Meeting of Stockholders to be held on September 12, 2017 at 10:00 a.m. local time at the offices of Sichenzia Ross Ference Kesner LLP, 1185 6th Ave, New York, NY 10036. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about July 27, 2017 to all Stockholders of record entitled to vote at the Meeting.

What is included in these materials?

These materials include:

●	this proxy statement for the Meeting; and

●	the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC on March 29, 2017.

If you requested printed versions of these materials by mail, these materials also include the proxy card or the voter instruction form for the Meeting.

What is the proxy card?

The proxy card enables you to appoint Robert H. Turner, our Executive Chairman, and Ted O’Donnell, our Chief Financial Officer, as your representative at the Meeting. By completing and returning a proxy card, you are authorizing this individual to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting.

What items will be voted on?

You are being asked to vote on these specific proposals:

●	The election of four directors to serve until the next annual meeting of Stockholders and until their successors are duly elected and qualified.

●	The ratification of the 2017 Pareteum Corp. Long-Term Incentive Compensation Plan, including the reservation of 6,500,000 shares of common stock thereunder.

●	The ratification of SquarMilner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

We will also transact any other business that properly comes before the Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares:

●	FOR the election of four directors to serve until the next annual meeting of Stockholders and until their successors are duly elected and qualified;

●	FOR the ratification of the 2017 Pareteum Corp. Long-Term Incentive Compensation Plan, including the reservation of 6,500,000 shares of common stock thereunder;

●	FOR the ratification of SquarMilner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

We will also transact any other business that properly comes before the Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending the Notice to the Company’s Stockholders of record and beneficial owners. All Stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, Stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please follow directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

●	view the Company’s proxy materials for the Meeting on the Internet;

●	request hard copies of the materials; and

●	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Meeting on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the Meeting of Stockholders?

There were 14,505,522 shares of common stock outstanding and 87 Stockholders of record on July 26, 2017. Beneficial owners hold their shares at brokerage firms and other financial institutions. Only Stockholders of record at the close of business on July 26, 2017 are entitled to receive notice of, to attend, and to vote at the Meeting. Each share is entitled to one vote. All shares of common stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a Stockholder of record and a beneficial owner of shares held in street name?

Most of our Stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on July 26, 2017 your shares were registered directly in your name with our transfer agent, you are considered a Stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card. As the Stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on July 26, 2017 your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the Stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the Stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from the organization. If you request printed copies of the proxy materials by mail, you will receive a voter instruction form.

How do I vote?

Stockholders of Record.

If you are a Stockholder of record, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

●	In Person. You may attend and vote at the Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.

 If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters such as Proposal No. 3, but cannot vote on non-routine matters such as Proposal No.1 and Proposal No. 2. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the voter instruction form.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the voter instruction form and returning it in the pre-addressed, postage-paid envelope provided.

●	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), by signing and returning a new proxy card or a voter instruction form with a later date, or by attending the Meeting and voting in person. However, your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 100 Park Avenue, New York, New York 10017 a written notice of revocation prior to the Meeting.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voter instruction form provided to you by the organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting, you must bring to the Meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the Meeting will be voted. All shares represented by a proxy will be voted and, where a Stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the Stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record.

If you are a Stockholder of record and you:

●	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

●	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

Beneficial Owners of Shares Held in Street Name.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of SquarMilner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal No. 3), but cannot vote on non-routine matters, which include (i) the election of four directors (Proposal No. 1) and (ii) the ratification of the 2017 Pareteum Corp. Long-Term Incentive Compensation Plan, including the reservation of 6,500,000 shares of common stock thereunder (Proposal No. 2).

Do I have dissenters’ right of appraisal?

Under the Delaware General Corporations Law and our charter documents, holders of our common stock will not be entitled to statutory rights of appraisal, commonly referred to as dissenters’ rights or appraisal rights (i.e., the right to seek a judicial determination of the “fair value” of their shares and to compel the purchase of their shares for cash in that amount) with respect to the proposals contained herein.

How many votes are required to elect the four nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the Meeting of the Stockholders by the holders of shares of common stock entitled to vote in the election are required to elect each director. This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of Stockholders and until their successors are duly elected and qualified.

How many votes are required to approve the 2017 Pareteum Corp. Long-Term Incentive Compensation Plan, including the reservation of 6,500,000 shares of common stock thereunder?

The affirmative vote of a majority of the votes cast at the Meeting of the Stockholders by the holders of common stock are required to approve the ratification of the 2017 Pareteum Corp. Long-Term Incentive Compensation Plan, including the reservation of 6,500,000 shares of common stock thereunder.

How many votes are required to ratify our independent public accountants?

The affirmative vote of a majority of the votes cast at the Meeting of the Stockholders by the holders of shares of common stock entitled to vote are required to ratify SquarMilner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual Stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, Stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

Do any of the Company’s officers and directors have any interest in matters to be acted upon?

The members of our Board of Directors and our executive officers do not have any interest in any proposal that is not shared by all other Stockholders of the Company, other than Proposal No. 1, the election to our board of the four nominees set forth herein.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and also in our Current Report on Form 8-K, which we anticipate filing by September 18, 2017.

Who can help answer my questions?

You can contact our corporate headquarters at Pareteum Corp., 100 Park Avenue, New York, NY 10017, by phone at (212) 984-1096 or by sending a letter to our Corporate Secretary, with any questions about any proposal described in this proxy statement or how to execute your vote.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of July 26, 2017: (i) by each of our directors, (ii) by each of the Named Executive Officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares.

As of July 26, 2017, there were 14,505,522 shares of our common stock outstanding.

Name of Beneficial Holder	Number of Shares of Common Stock Owned(A)		Percent of Class as of July 26, 2017
Saffelberg Investments N.V.	1,263,844	(1)	8.5%
Corbin Mezzanine Fund I, L.P.	1,248,381	(2)	8.0%
Bernard Moncarey	1,140,840	(3)	7.6%

Officers & Directors

Yves Van Sante	50,297		*
Hal Turner	230,972	(4)	1.6%
Roderick de Greef	18,078		*
Robert Skaff	72,167		*
Luis Jimenez-Tuñon	0		*
Laura Thomas	0		*
Victor Bozzo	41,036	(5)	*
Edward O’Donnell	22,036	(6)	*
Alexander Korff	64,844	(7)	*

All Officers and Directors as a Group	499,430		3.4%

* Less than one percent

(A) Calculated in accordance with Rule 13d-(3)(d)(1) under the Securities Exchange Act of 1934.

(1) Includes 226,172 shares underlying a warrant exercisable at an exercise price of $1.87 and 90,812 shares underlying the 9% Note. Their address is in Gooik, Belgium.

(2) Includes 1,082,066 shares underlying a warrant exercisable at $3.25 per share. Corbin Capital Partners, L.P., is an adviser to this entity, and Corbin Capital Partners Management, LLC, the sole general partner of this entity, may be deemed to beneficially own the shares of Common Stock that may be deemed beneficially owned by this entity. Their address is 590 Madison Avenue, 31st Floor, New York, New York 10022.

(3) Includes 410,000 shares underlying a warrant exercisable at $3.50. His address is Rue Emile Lavandier, Luxembourg.

(4) Includes options to purchase 125,000 shares of our Common Stock, all of which are exercisable on or before the Record Date, of which 75,000 options have an exercise price of $3.50 and 50,000 options have an exercise price of $8.25.

(5) Includes options to purchase 30,000 shares of our Common Stock, all of which are exercisable on or before the Record Date, and which have an exercise price of $4.3725.

(6) Includes options to purchase 10,000 shares of our Common Stock, all of which are exercisable on or before the Record Date, and which have an exercise price of $2.755.

(7) Includes options to purchase 15,072 shares of our Common Stock, all of which are exercisable on or before the Record Date, of which 3,000 have an exercise price of $62.50; 1,500 have an exercise price of $28.75; 1,500 have an exercise price of $38; 3,072 have an exercise price of $22; 1000 have an exercise price of $20.50; 5,000 have an exercise price of $2.8775. (Significant Employee).

DIRECTORS AND OFFICERS

Set forth below is certain information regarding our directors and executive officers. Our bylaws currently provide that the number of directors constituting the Board of Directors (the “Board”) shall be determined solely and exclusively by resolution duly adopted from time to time by the Board. There are six directors presently serving on our Board, and the number of directors to be elected at this Meeting is four. Roderick de Greef and Robert Skaff are not standing for reelection as a director at this Meeting.

The following table presents information with respect to our senior officers and directors, as of the Record Date:

Name	Age	Position(s) Held	Director Since
Robert H. Turner	68	Executive Chairman of the Board	2015
Robert Skaff	47	Director	2015
Roderick de Greef (1) (2) (3)	56	Director	2015
Yves van Sante (1) (2) (3)	55	Director	2014
Luis Jimenez-Tuñon (1) (2) (3)	38	Director	2017
Laura Thomas (1) (2) (3)	61	Director	2017
Victor Bozzo	49	Chief Executive Officer	N/A
Edward O’Donnell (4)	52	Chief Financial Officer	N/A
Alexander Korff (6)	35	General Counsel, Secretary & Compliance Officer	N/A

(1)	Currently a member of the Audit and Finance Committee
(2)	Currently a member of the Nominating and Corporate Governance Committee
(3)	Currently a member of the Compensation Committee
(4)	Chief Financial Officer since January 9, 2017
(6)	Significant employee

Robert H. Turner was appointed Executive Chairman of the Board on November 16, 2015. Mr. Turner has 40 years’ experience, cultivating and growing “all stage” global software, telecom and tech companies. He emphasizes strategy, sales, organizational leadership, and fundamental financial results and leads with a culture that passionately serves the needs of valued constituents, while sustaining growth. Mr. Turner launched his career at AT&T, where he rose to serve at the highest ranks in a broad spectrum of international, start-up, and corporate firms, including (selected highlights): NeoNova Network Services, Inc.; Pac West; Telecom, Inc.; Panterra Networks; PTT Telecom Netherlands, US Inc. (now KPN); and BellSouth Communications, Inc. (now AT&T). Mr. Turner is also an advisory board member of The Capital Angels, affiliated with SC Angel Network. Mr. Turner earned a Bachelor of Science degree and a Master of Business Administration from the University of South Carolina, where he was presented with a Distinguished Alumni award in 2010. Mr. Turner is Guest Lecturer in the Darla Moore School of Business Professional MBA program

Robert Skaff has been a director since December 16, 2015. Mr. Skaff is the founder of DiNotte Lighting Hampton which has developed world-class OEM and recreational lighting products since 2005 and currently serves as a consultant for various manufacturing companies. Mr. Skaff was previously the president of ID Control, a manufacturer of patented mobile video equipment for police vehicles and served as Vice President for Decatur Electronics. Mr. Skaff was a principal and director of Management Information Systems at Johnson and Johnston Associates which was later acquired by Gould Electronics, a subsidiary of Japan Energy. Mr. Skaff will not be standing for reelection at this Meeting.

Roderick de Greef has been a director since September 23, 2015. He previously served as a director of the Company from January 2008 to October 2011. Mr. de Greef (1961) is Chief Financial Officer of BioLife Solutions, Inc, a publicly listed biotechnology company. He has over 25 years of public company CFO experience with companies such as Cardiac Science, BioLife Solutions, Inc., and Cambridge Heart, Inc. Mr. de Greef has been extensively involved in numerous financing transactions and several domestic international M&A transactions. Mr. de Greef has also been member of the board of directors of several public and private companies over the past 15 years, including Endologix, Inc. He was a member of the Board and Chairman of the Audit Committee of Pareteum Communications, Inc., from 2008 to 2011. Mr. de Greef received a BA in Economics and International Relations from San Francisco State University and an MBA from the University of Oregon. Mr. de Greef will not be standing for reelection at this Meeting.

Yves van Sante has been a director since June 1, 2014. From July 2011 to May 2014, Mr. van Sante was a board observer for our Company, following his service on our Board of Directors from October 2006 to July 2011. Mr. van Sante (1960) studied Marketing, Communication and Commercial Management. He started his career in 1982 as an advisor at United Brokers and became sales manager for Brinkers International, the market leader in refining oil for the food industry, a year later. From 1987 until 1993 he served as Sales and Marketing manager Central Europe at 3C Communications in Luxemburg, where he launched Credit Card Telephony across Europe. Following this position, he became a business unit manager Public Telephony at Belgacom, the Belgium incumbent, where he managed a department of 650 employees and a € 40 million business. In 1994, together with Steven van der Velden, Yves van Sante co-founded InTouch Telecom. As its managing director he was responsible for business development, sales and marketing. In 1999, when achieving a turnover of € 25 million and having grown to 125 staff, InTouch was sold to GTS, a pan European Telecom operator. Mr. van Sante became vice-president Business Services with GTS in London, where he consolidated acquisitions and turned the voice Telco around into an IP operator. In 2000 he became Managing Director of Eport, a call center owned by the Port of Ostend. After six months Eport was sold to the Dutch call center Call-IT, and Mr. van Sante became advisor to its Management Board. In 2002 he founded Q.A.T. Investments. Concurrently, he has held various Management and Board functions in companies in the QAT portfolio. Mr. van Sante is a member of De Warande and member of the Board of Directors of Festival of Flanders.

Luis Jimenez-Tuñon has been a director since March 1, 2017. Mr. Jimenez-Tuñon is a distinguished mobile telecommunications industry leader, having served as CEO of the Company’s largest customer, Vodafone Enabler Spain S.L. (“Vodafone Enabler”) from July 2011 to December 2016. In addition to his role at Vodafone Enabler, during a decade at Vodafone, Mr. Jimenez-Tuñon has also held leadership positions at Vodafone Spain where he was responsible for business development and strategy of the group’s Mobile Virtual Network Operators (MVNOs), enablers, roaming services, international carriers and wholesale fixed broadband business lines. Mr. Jimenez-Tuñon is currently founder and CEO of Red Queen Ventures, S.L. (www.redqueen-ventures.com) a global high-tech advisory and Investment Company focused on technology, telecom, MVNO/E, satellite and aerospace. As Chief executive of Vodafone Enabler, he pioneered the Company’s innovative business model and powered the launch of Vodafone Spain’s second brand Lowi.es which was awarded best Spanish MVNO in 2015 and 2016. Started in 2011, under his leadership, Vodafone enabler boosted its revenue, profit and operational performance, and achieved internationalization. Previously, Luis held several executive positions at Vodafone Spain, including Senior Vice President where he grew business to hundreds of millions of euros in yearly revenue. Mr. Jimenez began his career in the satellite industry in 2002 holding various positions including Research engineer at the National Space Institute of Denmark and later Deputy Commercial Director of INSA (today ISDEFE), Spain’s leading satellite operations company managing NASA and ESA tracking stations. Luis has received several professional and academic awards at international and national levels. Luis earned an Executive MBA from EOI Business School, a Master’s Degree in Satellite Communications from Polytechnic University of Madrid, and an MSc in Telecommunications Engineering from the University of Zaragoza in cooperation with the Technical University of Denmark. He also completed the Executive Management Program (SEP) from the Graduate School of business at Stanford University in California, of which he is lifetime alumni. Along with his executive career, Luis has been guest speaker at international business summits and has published several papers.

Laura Thomas has been a director since July 25, 2017. Ms. Thomas presently serves as the Chief Financial Officer of Towerstream, Inc. Ms. Thomas previously served on the Board of Directors of Impact Telecom (“Impact”), a full service telecommunications company, from January 2016 through December 2016, during which time she served as Chairman of the Board of Directors from January 2016 through June 2016. From December 2014 through December 2015 she served as the Chief Executive Officer of TNCI Operating Company, which acquired Impact in January 2016. From 2000 through 2014 she served in a variety of roles at XO Holdings, Inc. (now XO Communications), a telecommunications services provider, including as Chief Financial Officer from May 2009 through April 2011 and again from December 2013 through August 2014, and as Chief Executive Officer from April 2011 through December 2013.

Victor Bozzo was appointed Chief Executive Officer on November 1, 2016. Mr. Bozzo served as Senior Vice President, Worldwide Sales and Marketing for Telarix Inc., a market leader in interconnect solutions for service providers. Under Mr. Bozzo’s sales and marketing leadership, sales increased significantly and the company received numerous market leadership accolades, ultimately leading to a highly successful exit for investors. Prior to joining Telarix, Mr. Bozzo served as President and General Manager of Pac-West’s Emerging Technologies division after selling Pac-West his startup, Factor Communications, an innovative portfolio of cloud-based communications services. He was also responsible for significant revenue and customer growth and investor returns at exTone Communications, ITXC Corporation, and Voxware.

Edward O’Donnell became our Chief Financial Officer, effective January 9, 2017. Mr. O’Donnell has over 23 years of experience in investment banking, advertising, private equity, investment, venture capital, technology, internet and other new media businesses. Prior to joining the Company, Mr. O’Donnell served as the Chief Financial Officer of Ameri Holdings, Inc. (OTC: AMRH) from January 2016 through December 2016. Mr. O’Donnell has served as the Chief Operating Officer of Radbourne Property Group, Inc., an innovative operator of family entertainment centers, where his primary responsibilities included raising capital, external reporting, outlining capital structure and budgeting. From February 2013 until April 2015, Mr. O’Donnell served as chief financial officer of AudioEye, Inc. (OTC: AEYE) From December 2010 until January 2013, Mr. O’Donnell served as Vice President of Finance for Augme Technologies, Inc. (Previously OTC: AUGT), which provides strategic services and mobile marketing technology to leading consumer and healthcare brands. From January 2007 until November 2010, Mr. O’Donnell served as Chief Financial Officer of Carlyle Capital Group LLC, a venture capital and private equity firm. Previously, Mr. O’Donnell also served as Senior Vice President of Finance & Investor Relations of ACTV, Inc. (previously NASDAQ: IATV), where he developed the investor relations department before the company was purchased by OpenTV, a subsidiary of Liberty Media. Previously, Mr. O’Donnell was a member of Aloysius Lyons, LLC. Aloysius Lyons, LLC filed for protection under Chapter 7 of the federal bankruptcy laws in 2007. Aloysius Lyons, LLC received a discharge relating to the matter in 2009 and has been dissolved. Mr. O’Donnell is a Certified Public Accountant in New York and a member of NYSSCPAs and AICPA. Mr. O’Donnell earned a B.S, degree in Accountancy from Villanova University in 1991 and an M.B.A. from Columbia Business School in 2003. We believe that Mr. O’Donnell’s extensive education and background in accounting and finance makes him qualified to serve as our Chief Financial Officer.

Alexander Korff was appointed General Counsel, Secretary and Chief Compliance Officer effective April 1, 2016. Mr. Korff oversees the legal affairs of the group, including corporate, commercial and financial transactions, intellectual property, governance and regulatory compliance. Before joining Pareteum, Mr. Korff worked at international law firms Clifford Chance (in their London, Amsterdam and Warsaw offices) and Bird & Bird in London, specializing in contentious and non-contentious commercial, IT and intellectual property law – predominantly for technology- and telecom-sector clients. He has also worked as in-house legal counsel to defense and aviation group EADS Airbus at their European headquarters in France. He previously held commercial posts with technology companies WorldPay and Autonomy. Mr. Korff read law (LL.B) at Durham University, England, and undertook post-graduate legal studies at the London College of Law. He speaks English, Dutch, German and French.

None of our directors or executive officers has been involved in any legal proceeding enumerated in Regulation S-K Item 401 within the time periods described in that regulation.

Board Committees

Our Board of Directors has established three standing committees: (1) Audit and Finance, (2) Nominating and Corporate Governance, and (3) Compensation.

All committees operate under a charter that has been approved by the Board of Directors and which is available on our website, www.pareteum.com.

Audit and Finance Committee

Our Board of Directors has an Audit and Finance Committee, abbreviated to Audit Committee, composed of Messrs. de Greef (Chairman and member since September 23, 2015), van Sante (member since February 18, 2016) and Jimenez-Tuñon (member since March 1, 2017) and Ms. Thomas (member since July 25, 2017, who will become Chairwoman effective September 13, 2017). The Audit and Finance Committee met four (4) times during 2016. Each of the then-current members was present at all of the Audit and Finance Committee meetings held during 2016.

The Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit and Finance Committee has a charter (which is reviewed annually) and performs several functions. The Audit and Finance Committee:

•	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;

•	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;

•	reviews and approves related-party transactions;

•	monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•	reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•	oversees all aspects our systems of internal accounting control and corporate governance functions on behalf of the Board of Directors; and

•	provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the Board of Directors, including Sarbanes-Oxley implementation, and makes recommendations to the Board of Directors regarding corporate governance issues and policy decisions.

Nominating and Corporate Governance Committee

Our Board of Directors has a Nominating and Corporate Governance Committee, abbreviated to Nominating Committee, presently composed of Messrs. van Sante (Chairman and member since December 16, 2015), de Greef (member since September 23, 2015) and Jimenez-Tuñon (member since March 1, 2017) and Ms. Thomas (member since July 25, 2017). The Nominating Committee did not convene as such during 2016, preferring the affairs of the Committee to be addressed by the full Board.

The Nominating Committee is charged with the responsibility of reviewing our corporate governance policies and with presenting new potential director-nominees to the Board of Directors for consideration. The Nominating Committee has a charter which is reviewed annually. All members of the Nominating Committee are independent directors as defined by the rules of the NYSE American. The Nominating Committee will consider director nominees recommended by stockholders. To recommend a nominee, please write to the Nominating and Corporate Governance Committee, c/o the General Counsel, Pareteum Corporation, 100 Park Avenue, Suite 1600, New York City, NY 10017, USA. The Nominating Committee will assess all director nominees using the same criteria it applies generally, described in this Form 10-K under the heading “Director and Officer Qualifications.” During 2016, we did not pay any fees to any third parties to assist in the identification of nominees.

Compensation Committee

Our Board of Directors also has a Compensation Committee composed of Messrs. Jimenez-Tuñon (Chairman, since July 25, 2017), de Greef, and van Sante and Ms. Thomas (member since July 25, 2017). Before December 16, 2015, the Compensation Committee was composed of Jaime Bustillo, Carl Stevens, Francisco Ros and Mr. de Greef. The Compensation Committee reviews or recommends the compensation arrangements for our management and employees and also assists the Board of Directors in reviewing and approving matters such as Company benefit and insurance plans. The Compensation Committee met two (2) times during 2016 and acted by Unanimous Written Consent one (1) time in 2016. Each of the then-committee members was present at all of the Compensation Committee meetings held during 2016.

The Compensation Committee has the authority to directly engage, at the Company’s expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation. In 2016, the Compensation Committee did not engage any such compensation consultants or advisers.

Director and Officer Qualifications

We have not formally established any specific, minimum qualifications that must be met by each of our officers or directors or specific qualities or skills that are necessary for one or more of our officers or members of the Board of Directors to possess. However, our Nominating Committee generally evaluates and recommends candidates with a focus on the following qualities: educational background, diversity of professional experience, knowledge of our industry and business, integrity, professional reputation, independence, wisdom and ability to represent the best interests of our stockholders and other stakeholders.

Our Board of Directors and officers are composed of a diverse group of leaders. In their prior positions they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management and leadership development. Most of our officers and directors also have experience serving on boards of directors and board committees of other public companies or private companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges and strategies.

Attendance at Board, Committee and Stockholder Meetings

Our Board of Directors met in person and telephonically fourteen (14) times during 2016 and also acted by unanimous written consent eleven (11) times. Each of the then-members of our Board of Directors was present at 75% or more of the Board of Directors meetings held in 2016.

In 2016, Mr. Turner and Mr. De Greef attended the annual stockholder meeting. We have encouraged, but do not require, that all of our directors be in attendance at the Meeting either in person or by remote communication. In addition, we have encouraged, but do not require, our directors to attend future annual stockholder meetings in person.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in 2016, there were untimely filings of Forms 3, 4 and 5 as outlined herein, specifically: (i) one report on Form 4 covering one transaction filed by Mark Nije; (ii) four reports on Form 4 covering four transactions filed by Patrick M. Carroll; (iii) one report on Form 4 covering one transaction filed by Martin Zuuriber; (iv) one report on Form 4 covering one transaction filed by Jaime Bustillo Velasco, (v) two reports on Form 4 covering two transactions filed by Roderick de Greef; (vi) one report on Form 4 covering one transaction filed by Robert Skaff Jr; (vii) two reports on Form 4 covering two transactions filed by Francisco Ros; (vii) three reports on Form 4 covering three transactions filed by Yves Roger van Sante; (viii) two reports on Form 4 covering two transactions filed by Gary G. Brandt; (ix) one report on Form 4 covering one transaction filed by Robert Harold Turner, and (x) one report on Form 3 covering one transaction filed by Victor Bozzo.

Code of Conduct

We have adopted a code of conduct that outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. The code of conduct applies to all employees, as well as each member of our Board of Directors. All employees are required to read the code of conduct and affirm in writing their acceptance of the code. Our code of conduct is posted on our website, www.pareteum.com. We intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our code of conduct by posting such information on our website, www.pareteum.com. A copy of our code of conduct is also available in print, without charge, upon written request to Pareteum Corporation, 100 Park Avenue, Suite 1600, New York, NY 10017, USA. Attn: General Counsel.

DIRECTOR COMPENSATION

The basic compensation for serving as a non-executive director is USD $80,000 per year, with an additional USD $10,000 for non-executive directors serving in one committee and USD $20,000 paid to non-executive directors who serve on more committees of our Board of Directors, USD $30,000 for serving as chairman of the Audit Committee and USD $5,000 for serving as a chairman of the other committees. Generally, during a non-executive director’s first year of service, a minimum of 50% of such director’s compensation is paid through the issuance of common stock with the remaining portion paid in cash. In subsequent years of service, a non-executive director gets to elect the method and proportion of payment. Compensation was paid per quarter in arrears, whereby the conversion of cash in shares was done at the average closing share price of the Company of the 10 days prior to the start of the quarter discounted by 25%. This is in line with our policy to stimulate as much as possible conversion into shares to preserve our cash position.

The following table represents compensation earned or paid in 2016 to our non-executive directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Carl Stevens	$-	$18,131	$	$	$	$	$18,131
Yves van Sante (2)	$-	$140,428	$	$	$	$	$140,428
Francisco Ros (3)	$6,381	$9,972	$	$	$	$	$16,353
Roderick de Greef (4)	$81,250	$65,817	$	$	$	$	$147,067
Robert Skaff (5)	$52,170	$71,059	$	$	$	$	$123,229

(1)	The amounts included in these columns are the aggregate fair values of the awards granted by the Company to the directors in the fiscal year in lieu of cash fees, valued in accordance with FASB ASC Topic 718 for the fiscal year ended December 31, 2016. Pursuant to SEC rules, the amounts in these columns exclude the impact of estimated forfeitures related to service-based vesting conditions. The share prices used for the 2016 calculations in this table are the share prices of the last 10 trading days of the quarter covering the compensation related period. Compensation to the directors can be elected by the directors, at the beginning of the quarter, either in cash or in shares. When directors opt for payment in shares there is a 25% discount on the ‘purchase’ price. The amounts however are shown at fair market value by using the closing share price at the last working day of the compensated quarter. In principle non-executive officer directors might earn up to approximately 33% more than the standard director fees if they have elected to receive 100% compensation in shares.

(2)	Mr. van Sante elected to have his directorship fees paid in shares.

(3)	Mr. Ros earned cash directorship fees of $6,381 in 2016, which have not yet been paid.

(4)	Mr. de Greef earned cash directorship fees of $81,250 in 2016, of which $10,417 has not yet been paid.

(5)	Mr. Skaff earned cash directorship fees of $52,170 in 2016, which have not yet been paid.

 EXECUTIVE COMPENSATION

In accordance with Item 402 of Regulation S-K promulgated by the SEC, we are required to disclose certain information regarding the makeup of and compensation for our company’s directors and named executive officers.

The following table sets forth the compensation paid to our Chief Executive Officer, Chief Financial Officer and those executive officers that earned in excess of $120,000 during the last two fiscal years ended December 31, 2016 and 2015 (collectively, the “Named Executive Officers”):

Summary Compensation Table

Name and principle position	Year	Salary ($)(1)		Bonus ($)			Option Awards ($)(2)		Option Awards (in options)		All Other Compensation ($)(3)	Total ($)	Total Number of shares	Total Number of options
Robert H. Turner (i)	2016	$331,021	(a)		$675,000	(f)		$530,838	200,000	(h)	$257,785	$1,794,644	86,000	200,000
(Executive Chairman)	2015	$40,628	(a)	$				$661,437	100,000	(j)	$-	$702,065	-	100,000
Victor Bozzo (ii)	2016	$54,457	(b)		$50,000	(g)		$394,213	120,000	(k)	$-	$498,671	-	120,000
(CEO & Chief Executive Officer)	2015	$-	(b)		$-		$		-		$-	$-	-	-
Alex Korff (iii)	2016	$153,676	(c)	$				$-	-	(l)	$186,870	$340,546	49,807	-
(General Counsel, Secretary & Compliance Officer)	2015	$125,349	(c)	$				$15,656	1,500		$(9,029)	$131,975	-	-
Edward O’Donnell (iv)	2016	$-	(d)	$				$-	-	(l)	$-	$-	-	-
(Chief Financial Officer)	2015	$-	(d)	$				$-	-	(l)	$-	$-	-	-
Erik Kloots (v)	2016	$139,925	(e)	$				$-	-	(l)	$134,262	$274,186	44,791	-
(Vice President-Finance and Principal Accounting Officer)	2015	$119,253	(e)	$				$15,656	1,500	(l)	$-	$134,909	-	-

Notes:

(i)	Mr. Turner was appointed on November 16, 2015, compensation received in 2015 was pro-rated.

(ii)	Mr. Bozzo was appointed on November 1, 2016, compensation received in 2016 was pro-rated.

(iii)	Mr. Korff was appointed April, 1, 2016 and replacing Mr. A. Vermeulen who left the Company March 31, 2016.

(iv)	Mr. O’Donnell was appointed January 8, 2017, compensation to be received in 2017 will be pro-rated.

(v)	Mr. Kloots was appointed April 1, 2016 compensation received in 2016 was pro-rated. Mr. Kloots’ term ended March 31, 2017.

(1)	These are the base salaries before any bonus and or non-cash awards. The base salary is determined and paid on a monthly basis in euros, therefore, calculations include exchange results from euros to U.S. dollars. Payment can be elected either in cash or in shares in lieu of salary and bonus. When officers opt for payment in shares there is a 25% discount on the purchase price. The amounts, however, are shown at fair market value by using the share price of the preceding month closing price. In principle, officers may earn up to approximately 33% more than the ‘agreed’ cash salary in the event they elect to receive 100% compensation in shares. Such beneficial discount is included in “All Other Compensation” at the fair market value of the equity, reduced by the denominated value in U.S. dollars of the cash salary used for this ‘exchange’ into non-cash compensation.

(2)	The amounts reported in this column represent the aggregate grant date fair value of the stock option awards granted to the named executive officers in 2016 and 2015, respectively. We estimate the fair value of awards on the grant date using the Black-Scholes option pricing model. The assumptions made in calculating the grant date fair value amounts for stock option awards are incorporated herein by reference to the discussion of those assumptions in Note 23 to the financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Note that the amounts reported in this column reflect the Company’s accounting cost for the stock option awards, and do not correspond to the actual economic value that will be received by the named executive officers from the award. Pursuant to SEC rules, the amounts in this column exclude the impact of estimated forfeitures related to service-based vesting conditions. In case the options have not vested yet the company has expensed a pro-rata portion until date of vesting. Expensing of performance based options will start after setting the performance targets.

(3)	With respect to 2016 this value relates to the non-cash bonus for the chairman of the board and other officers granted in 2016 and issued in January 2017 and in case of 2015 the value represents the 25% purchase price discount the named executive officer received by way of electing equity compensation in lieu of cash compensation adjusted for fair value at date of issuance.

(a)	These amounts have been agreed in USD and amounts to an annual amount of USD 300,000. The total salary in 2016 amounts to $331,021 which includes the employer part of the social securities.

(b)	These amounts have been agreed in USD and amounts to an annual amount of USD 275,000. The total salary in 2016 amounts to $54,457 which includes the employer part of the social securities and represents salary as of November 1, 2016.

(c)	These amounts have been agreed in GBP. The amount for 2016 has been agreed upon GBP 110,700. The average exchange rate is $1.388 for 2016 and $1.440 in 2015. These averages are the average of the 4 exchange rates used during the respective year by using the exchange rate of the first working day of each quarter.

(d)	No salary in 2015 and 2016, started in January 2016.

(e)	These amounts have been agreed in euro. Amount for 2016 has been EUR 108,230 and for 2015 EUR 96,006. The average exchange rate is $1.114 for 2016 and $1.133 for 2015. These averages are the average of the 4 exchange rates used during the respective year by using the exchange rate of the first working day of each quarter.

(f)	Bonus amount granted for an amount of USD 75,000 based on achievement of certain milestone. Bonus granted of $600,000 was granted and accrued in the fourth quarter to be paid in the future.

(g)	Sign-in bonus for an amount of USD 50,000.

(h)	Comprised of 200,000 of a total grant of 300,000 shares in total divided between the years 2016 and 2017, the 200,000 options which have been granted with immediate effect represent an initial fair market value of $530,838, following the Black and Scholes calculation method.

(j)	Comprised of 100,000 options with an exercise price of $8.25 and a total initial fair value of USD 661,437. In the years 2015, 2016, 2017 and 2018 equal tranches of 25,000 options will vest each year.

(k)	Comprised of 120,000 options with an exercise price of $4.3725 and a total initial fair market value of USD 394,213 using the Black and Scholes valuation model. The options will annually vest in 4 equal tranches of 30,000 options and have a term of 7 years. The first tranche vested in 2016, others will vest in 2017, 2018 and 2019. Expensing will be accounted for and spread over the period until vesting.

Narrative Disclosure to Summary Compensation Table

Consultancy and Employment Agreements

We currently have the following agreements with our named executive officers:

Robert H. Turner, Executive Chairman – We entered into an employment agreement, effective as of November, 17 2015, with Mr. Turner, to serve as Executive Chairman of the Company. Mr Turner is paid a base compensation of USD $300,000 gross per year. Mr. Turner receives no fees (cash or stock) for serving on our Board of Directors. Mr. Turner has a number of granted options set at 2,500,000 carrying a 7 years exercise period after granting; the options would vest in four equal annual installments, following the joining date. Mr. Turner is eligible to a performance related bonus, depending on business performance by the Group performance. Such bonus shall be based solely upon your achievement of Board-approved and mutually agreed upon performance targets. For 2016 the on-target bonus percentage is set at 100% against the Base salary paid in that year, capped at 200% maximum on cash payment; performance over and above 200% is paid in equity at the then-current value of the Company.

Additionally, On November 18, 2016, the Company entered into an employment agreement Mr. Turner, the Company’s Executive Chairman and Principal Executive Officer (the “Employment Agreement”). The Employment Agreement modifies and supplements the terms of the prior employment letter between the Company and Mr. Turner dated November 2015 by providing for the following additional terms: (i) one-time bonuses of USD $300,000 for achieving previously determined business and restructuring goals established by the Board and an extraordinary bonus of USD $300,000 for Mr. Turner’s efforts on behalf of the Company during late 2015 and 2016 and to be paid as set forth in the Employment Agreement; (ii) restricted common stock grants of 2,000,000 shares of the Company’s common stock; (iii) options to purchase up to 7,500,000 shares of the Company’s stock, which options shall vest over a period of three (3) calendar years, with 1,875,000 shares vesting immediately, and the remaining 5,625,000 shares vesting in 3 equal installments of 1,875,000 each, on the first, second and third anniversary of the option grant. The exercise price of the options is $.14 per share; and (iv) other customary allowances, bonuses, reimbursements and vacation pay. The Employment Agreement also provides that if Mr. Turner’s employment with the Company is terminated by the Company without “cause” or by Mr. Turner for “good reason” (as such terms are defined in the Employment Agreement) the Company will pay Mr. Turner, 12 months’ salary at the rate of his salary as of such termination, together with payment of the average earned bonuses (regular and extraordinary) since November 1, 2015.

Victor Bozzo, Chief Executive Officer – We entered into an employment agreement, effective as of November 1, 2016, with Mr. Bozzo, to server as Chief Executive Officer of the Company. Mr. Bozzo is paid a base compensation of USD $275,000 gross per year. Mr. Bozzo received a signing bonus of USD $50,000 gross, and has a total number of restricted common stock grants of shares with the equivalent value of USD $10,000. Additionally, Mr. Bozzo received a restricted grant with the equivalent value of USD $15,000 within a reasonable time following the 6-month anniversary of the Effective Date and USD $50,000 within the first calendar year anniversary date, with each of these grants being subject to certain conditions set forth in the Employment Agreement. Additionally, Mr. Bozzo is entitled to purchase options up to 3,000,000 shares of the Company’s stock, of which options to purchase 750,000 shares of common stock will vest immediately, and the remaining 2,250,000 shares shall vest in 3 installments of 750,000 each annually on the first, second and third anniversary of the option grant. The exercise price of the options is $.1749 per share; and other customary allowances, bonuses, reimbursements and vacation pay. The Employment Agreement also provides that if Mr. Bozzo’s employment with the Company is terminated by the Company without “cause” or by Mr. Bozzo for “good reason” the Company will pay Mr. Bozzo 12 months’ salary at the rate of his salary as of such termination. Mr. Bozzo is also subject to customary non-competition, non-solicitation and confidentiality requirements during and after the term of his employment.

Edward O’Donnell, Chief Financial Officer – The Company entered into an employment agreement, effective as of January 9, 2017 with Mr. O’Donnell, to perform as Chief Financial Officer of the Company. Mr. O’Donnell is paid a base compensation of USD $175,000 gross, and is entitled to an annual bonus of up to USD $75,000 gross. Additionally, Mr. O’Donnell received a signing bonus of 25,000 restricted common shares, and options to purchase up to 1,000,000 shares of the Company’s stock, subject to the Company’s employee stock option plan including restrictions and vesting schedule. Mr. O’Donnell is also entitled to other customary allowances, bonuses, reimbursements and vacation pay. The employment agreement between the Company and Mr. O’Donnell is an “at will” agreement, which also provides that if Mr. O’Donnell’s employment with the Company is terminated by the Company, then, subject to a mutual release, the Company will pay Mr. O’Donnell’s base salary for an additional 270 days after termination in accordance with customary payroll practices. Mr. O’Donnell is also subject to customary confidentiality requirements during and after the term of his employment.

Alexander Korff, General Counsel and Chief Compliance Officer – During 2016, the Company’s Swiss subsidiary and Mr. Korff were parties to a consultancy agreement with his consulting company Karkinos IP Consulting Ltd which was paid approximately GBP 110,700 in 2016. Effective February 2017, Mr. Korff was engaged as an employee of the Company under an employment agreement for a total of GBP 120,000 (USD $149,383) gross per annum. Additionally, Mr. Korff received options to purchase up to 500,000 shares of the Company’s stock, subject to the Company’s employee stock option plan including restrictions and vesting schedule. Additionally, Mr Korff will also be eligible for a bonus of up to fifty percent (50%) of his base salary above, where any such bonus is subject to the Company’s achievement of its business plan targets. Mr. Korff is also entitled to other customary allowances, bonuses, reimbursements and vacation pay. The employment agreement between the Company and Mr. Korff is an “at will” agreement, which also provides that if Mr. Korff’s employment with the Company is terminated by the Company, then, subject to a mutual release, the Company will pay Mr. Korff’s base salary for an additional 180 days after termination in accordance with customary payroll practices. Mr. Korff is also subject to customary confidentiality requirements during and after the term of his employment.

Erik Kloots, Principal Accounting Officer – The Company entered into an employment agreement, effective as of January 1, 2007 with Mr. Kloots to serve as the Company’s European Business Controller and then as the Company’s Global Director of Corporate Control & Finance, reporting directly to the Company’s Chief Financial Officer. On April 1, 2016, Mr. Kloots was appointed as Principal Accounting Officer and paid a base compensation of Euro 121,289.41 (USD $137,728). Mr. Kloots is also entitled to other customary allowances, bonuses, reimbursements and vacation pay. Mr. Kloots is also subject to customary confidentiality requirements during and after the term of his employment. Effective as of March 31, 2017, Erik Kloots, resigned from the Company as its Principal Accounting Officer. The Company has an agreement (the “Settlement Agreement”) with Mr. Kloots to (i) make a lump sum severance payment of gross Euro 121,289.41 (USD $129,746) gross no later than March 31, 2017, (ii) pay all unused holidays and pro-rata calculations of 2016 holiday allowance, (iii) keep the Company laptop, and (iv) keep all past awarded stock-options through the life of the options. Mr. Kloots will not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Severance and Change of Control

The named executive officers (and certain former executive officers) have individual severance terms as described below. In addition, outstanding equity awards made to our named executive officers under the 2008 Plan are subject to acceleration of any unvested portion of such awards upon a change of control unless the terms of a particular award state otherwise.

Other than as set out below, none of the agreements with named executives include any provisions for severance benefits or other payments upon a change of control regardless of whether a named executive officer’s employment is terminated by him with or without good reason, or whether the named executive officer is terminated by the Company with or without cause.

Robert H. Turner - The employment agreement with Mr. Turner is for an indefinite term. Under the terms of the employment agreement, Mr. Turner is entitled to severance if Mr. Turner’s employment with the Company is terminated by the Company without “cause” or by Mr. Turner for “good reason” (as such terms are defined in the Employment Agreement) the Company will pay Mr. Turner, 12 months’ salary at the rate of his salary as of such termination, together with payment of the average earned bonuses (regular and extraordinary) since November 1, 2015.

Victor Bozzo – The employment agreement with Mr. Bozzo is for an indefinite term. Under the terms of the employment agreement, Mr. Bozzo is entitled to a severance if he is terminated by the Company without “cause” or by Mr. Bozzo for “good reason” the Company will pay Mr. Bozzo 12 months’ salary at the rate of his salary as of such termination.

Edward O’Donnell – The employment agreement with Mr. O’Donnell is for an indefinite term. Under the terms of the employment agreement, Mr. O’Donnell is entitled to a severance if he is terminated by the Company, then, subject to a mutual release, the Company will pay Mr. O’Donnell’s base salary for an additional 270 days after termination in accordance with customary payroll practices.

Alexander Korff – The employment agreement entered on February 1, 2017 with Mr. Korff is for an indefinite term. Under the terms of the employment agreement, Mr. Korff is entitled to a severance if he is terminated by the Company, then, subject to a mutual release, the Company will pay Mr. Korff’s base salary for an additional 180 days after termination in accordance with customary payroll practices.

Erik Kloots – The employment agreement with Mr. Kloots is for an indefinite term. Under the terms of an additional agreement with the Board of Directors on December 15, 2016, Mr. Kloots is entitled to severance if he is terminated by the Company without cause. In the event the agreement were terminated by the Company without cause, the Company would be required to pay Mr. Kloots severance in cash equal to six (6) months base-salary in addition to accrued but unpaid compensation and accrued vacation. Mr. Kloots has an agreement with the Company to resign from all positions that he holds with the Company as of March 31, 2017.

Martin Zuurbier - The consultancy agreement with Mr. Zuurbier was for a term of two (2) years and three (3) months and commenced on January, 1 2015 and was due to end on March 31, 2017. On January 29, 2016, Mr. Martin Zuurbier entered into certain Severance and Independent Contractor Agreement pursuant to which Mr. Zuurbier resigned, effective December 31, 2015, from the Chief Technology Officer and Co-President of Mobile Platform Activities and other executive positions of the Company for personal reasons. Mr. Zuurbier did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with his severance, Mr. Zuurbier received (i) a severance entitlement of Euro 100,000 (USD $109,096) and (ii) a grant of 500,000 restricted shares of the Company’s common stock. On November 14, 2016, Mr. Zuurbier and the Company entered into an Equity Conversion and Settlement Agreement, in which both parties agreed that the Company would issue to Mr. Zuurbier the total of 1,115,000 shares of common stock that were included in the S-3, in order to settle an outstanding balance for the total of 115,00. Further, it was agreed between the Company and Mr. Zuurbier that the Company would also pay in cash the total of Euro 19,500 (USD $21,274) before December 2, 2016 towards the outstanding liability, and the Company would also pay the remaining payment of Euro 50,000 (USD $54,548) before March 31, 2017 to settle the payment liabilities as prescribed by the Severance and Independent Contractor Agreement.

Mark Nije - The consultancy agreement with Mr. Nije was for a term of three (3) years which commenced on January 1, 2015. Under the terms of the consultancy agreement, Mr. Nije is entitled to severance if he is terminated by the Company without cause. In the event the agreement were terminated by the Company without cause, the Company would be required to give two (2) month’s written notice of termination and pay Mr. Nije severance in cash equal to four (4) months base-salary in addition to accrued but unpaid compensation and accrued vacation, but only if, Mr. Nije and us execute a valid and comprehensive mutual release of any and all claims that they may have against us in a form provided by us and they executes such form within seven (7) days of tender. Mr. Nije has an agreement with the Company to resign from all positions that he holds with the Company as of March 31, 2016. For a more detailed description, see Item 9B, “Other Information”. Effective on December 20, 2016, Mr. Nije and the Company entered into an Amendment of the Severance Agreement, in which the Company agreed to make an initial cash payment to Mr. Nije of Euro 42,500 (USD $44,390) and beginning January 1, 2017 the Company shall pay to Mr. Nije the monthly amount of Euro 10,000 (USD $10,445) up to cover the total outstanding balance of Euro 338,407 (USD $353,459) including the accrued statutory interest. In the event the Company fails to pay timely the monthly invoiced amounts, the Company shall next to the monthly payment, without need of demand, make a penalty payment of in the amount of Euro 5,000 (USD $5,222), plus interests thereon for each failure. In the event that the Company is able to raise additional financing through the sale of equity or debt securities, from which the Company receives gross proceeds of not less than USD $3,000,000, the Company shall, within 14 days thereof, make a lump sum payment to Mr. Nije in an amount equal to fifty percent (50%) of the then outstanding balance of the obligation. The then outstanding balance, including accumulated interest over the declining balance, is to be paid in equal monthly installments of no less than Euro 10,000 (USD $10,445) plus any amount due thereunder to satisfy any value added taxes per month until the Obligation is repaid in full. The Company shall arrange for the removal, at the Company’s sole expense, on or before December 29, 2016 (the “Removal Date”), of the trading restriction on the 692,785 shares of stock issued to the Mr. Nije and the 141,910 shares of stock issued to the Management Entity (collectively, the “Shares”), provided however that the Mr. Nije have complied with the applicable requirements under Rule 144 by the Removal Date and the required broker’s rep letter and seller’s rep letter are provided to counsel engaged for purposes of issuing the opinion relating to the removal of the trading restrictions on the Shares. Upon removal of such restrictions, the Company will be solely responsible for arranging for the electronic delivery of the certificates evidencing the Shares, without restrictions, manner of sale or direct resale requirements, to a broker designated by Mr. Nije. In the event that the Company fails to comply with the obligations set out in clause 2 prior to the Removal Date, the Company shall, without need of demand, make a penalty payment in the amount of Euro 25,000 (USD $26,112). The Company shall remove, on or before February 28, 2017, Mr. Nije as a statutory director from Elephant Talk Communications SLU, Spain, including the removal from the applicable registers at the chambers of commerce and tax authorities (the “Spain Removal”). In the event that the Company is unable to complete the Spain Removal by the date set forth above, the Company shall make a payment to Mr. Nije as penalty in the amount of Euro 10,000 (USD $10,455). The Company shall remove, on or before March 31, 2017, Mr. Nije as a statutory director from the all existing legal entities, including the removal from the applicable registers at the chambers of commerce and tax authorities. In the event that the Company is unable to complete the Removal by the date set forth above, the Company shall make a payment to Mr. Nije as penalty in the amount of Euro 5,000 (USD $5,222) for each entity Mr. Nije is still a registered statutory director.

Alex Vermeulen - The consultancy agreement with Mr. Vermeulen was for a term of three (3) years and commenced on January, 1 2015. Under the terms of the employment agreement, Mr. Vermeulen was entitled to severance if he is terminated by the Company without cause. In the event the agreement were terminated by the Company without cause, the Company would be required to give two (2) month’s written notice of termination and pay Mr. Vermeulen severance in cash equal to four (4) months base salary in addition to accrued but unpaid Compensation and accrued vacation, but only if, Mr. Vermeulen and the Company execute a valid and comprehensive mutual release of any and all claims that they may have against in a form provided by the Company and they executes such form within seven (7) days of tender. Mr. Vermeulen resigned from all positions that he held with the Company as of March 31, 2016. On October 20, 2016, it has been agreed to a settlement of liabilities between the Company and Mr. Vermeulen, and their respective officers and directors, under the severance agreement of March 28, 2016, and it was also agreed that the Company would issue to Mr. Vermeulen 600,000 restricted shares of common stock that would be included in the S-3 registration statement, in order to settle an outstanding balance for the amount of Euro 60,000 (USD $65,868). Further it is agreed that the Company would pay the remaining part of the outstanding debt in cash, being then Euro 24,857.14 (USD $27,288), before December 24, 2016.

Armin Hessler –The employment agreement with Mr. Hessler was for an indefinite term. Under the terms of the employment agreement, Mr. Hessler was entitled to severance if he were terminated by the Company without cause. In the event the agreement were terminated by the Company before July 1, 2017, the Company would be required to pay Mr. Hessler severance in cash equal to the greater of (i) base salary for the number of months between the date Mr. Hessler employment terminates and July 1, 2017; or (ii) six (6) months’ base salary. In the event the agreement is terminated by us after July 1, 2017, we would be required to pay Mr. Hessler severance in cash equal to six (6) months’ base salary. Mr. Hessler submitted his resignation as the Company’s Chief Operations Officer effective as of November 2, 2016. The Company has agreed to make monthly cash severance payments to Mr. Hessler for a period of nine months from the date of his resignation, equal to an aggregate gross amount of Euro 180,000 (USD $198,034). The Company has also agreed to allow Mr. Hessler to keep an aggregate of 2,200,000 vested stock options. Mr. Hessler did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

GRANT OF PLAN-BASED AWARDS
Name and		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of shares of Stocks	All Other Stock Option Awards: Number of Securities Underlying	Exercises or Base Price of Option	Grant Date Fair Value of Stock and Option
principle position	Grant- date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Options #	Awards ($/Sh)	Awards ($)(1)
Robert H. Turner	18-Nov-16								200,000	$3.50	$530,838
(Executive Chairman)
Victor Bozzo	1-Nov-16								120,000	$4,3725	$394,213
(CEO & Chief Executive Officer)
Alex Korff	8-Aug-16							40,000	-	$-	$140,100
(General Counsel, Secretary & Compliance Officer)	28-Jul-16							9,807			36,336
Erik Kloots	8-Aug-16							40,000			140,100
Vice President-Finance and Principal Accounting Officer	28-Jul-16							4,791			17,751
Edward O’Donnell								-			$-
(Chief Finance Officer)								-			$-

The Company issued the compensation shares to the above executive officers from the shares authorized, under its Amended and Restated 2008 Long-Term Incentive Compensation Plan (“2008 Plan”).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information regarding outstanding equity awards granted or accrued as of December 31, 2016 for each of our named executive officers.

Outstanding Equity Awards
	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Robert H. Turner	25,000	(1)				$8.25	16-Nov-22		$
(Executive Chairman)	25,000	(1)				$8.25	16-Nov-22		$
			25,000	(2)		$8.25	16-Nov-22		$
			25,000	(2)		$8.25	16-Nov-22		$
	50,000					$3.50	18-Nov-23		$
			50,000			$3.50	18-Nov-23		$
			50,000			$3.50	18-Nov-23		$
			50,000			$3.50	18-Nov-23		$

Victor Bozzo	30,000					$4,3725	1-Nov-23		$
(CEO & Chief Executive Officer)			30,000			$4,3725	1-Nov-23		$
			30,000			$4,3725	1-Nov-23		$
			30,000			$4,3725	1-Nov-23		$

Alex Korff	1,000					$62.50	1-Jan-21		$
(General Counsel, Secretary & Compliance Officer)	1,000					$62.50	1-Jan-21		$
	1,000					$62.50	1-Jan-21		$
	500					$28.75	15-Jan-17		$
	500					$28.75	15-Jan-17		$
	500					$28.75	15-Jan-17		$
	500					$38.00	15-Jan-18		$
	500					$38.00	15-Jan-18		$
			500			$38.00	15-Jan-18		$
	3,072					$22.00	15-Apr-17		$
	500					$20.50	16-Jan-19		$
			500			$20.50	16-Jan-19		$
			500			$20.50	16-Jan-19		$

Edward O’Donnell					$				$
(Chief Finance Officer)					$				$

Erik Kloots	1,000					$33.75	1-Jan-20		$
(Vice President-Finance and Principal Accounting Officer)	1,000					$33.75	1-Jan-20		$
	1,000					$62.50	1-Jan-21		$
	1,000					$62.50	1-Jan-21		$
	1,000					$62.50	1-Jan-21		$
	1,000					$62.50	1-Jan-21		$
	500					$28.75	15-Jan-17		$
	500					$28.75	15-Jan-17		$
	500					$28.75	15-Jan-17		$
	500					$38.00	15-Jan-18		$
	500					$38.00	15-Jan-18		$
			500			$38.00	15-Jan-18		$
	2,505					$22.00	15-Apr-17		$
	500					$20.50	16-Jan-19		$
			500			$20.50	16-Jan-19		$
			500			$20.50	16-Jan-19		$

(1)          The stock options vested on the grant date November 16, 2015, and have a term of seven years from the date of grant.

(2)          The stock options were granted on November 16, 2015, have a term of seven years from the date of grant and will vest in equal tranches in the years 2016, 2017 and 2018.

(3)          The stock options vested on the grant date December 4, 2013, and have a term of five years from the date of grant.

(4)          The stock options vested on the grant date April 5, 2013, and have a term of three years from the date of grant.

(5)          The stock options vested on the grant date January 23, 2015, and have a term of three years from the date of grant.

(6)          The stock options vested on the grant date January 23, 2015, and have a term of three years from the date of grant.

(7)          The stock options were granted on January 29, 2015, have a term of four years from the date of grant and will vest in three equal tranches in the years 2016, 2017 and 2018.

(8)          The stock options were granted on April 1, 2015, have a term of five years from the date of grant and will vest in four equal tranches in the years 2016, 2017, 2018 and 2019.

OPTION EXERCISES AND STOCK VESTED

The following table represents stock options that have been exercised and restricted stock awards that have vested as of December 31, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(a)	Value Realized on Vesting ($)
Robert H. Turner	0	$-	86,000	$257,785

Vic Bozzo	0	$-	0	$-

Alex Korff	0	$-	49,807	$186,870

Edward O’Donnell	0	$-	0	$-

Erik Kloots	0	$-	44,791	$134,262

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during 2016. In addition, our named executive officers did not participate in, or otherwise receive any benefits under, a nonqualified deferred compensation plan during 2016.

(a)	The awards have been granted and vested in 2016; however, some of the shares were only issued and delivered early 2017. The corresponding share-based compensation expenses have been accounted for in 2016.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Four directors are to be elected at the 2017 Meeting of Stockholders to serve until the next annual meeting of Stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of a director requires a plurality of the votes cast at the Meeting.

The following table sets forth the nominees for directors on the Board. Roderick de Greef and Robert Skaff are not standing for reelection as a director at this Meeting. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors and Officers.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Robert H. Turner	68	Executive Chairman, Director	2015
Yves van Sante	55	Director	2014
Luis Jimenez-Tuñon	38	Director	2017
Laura Thomas	61	Director	2017

Vote Required

Approval for this proposal requires the affirmative vote of the holders of a plurality of the common stock present at the Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 1.

PROPOSAL NO. 2

Ratification of the 2017 Pareteum Corp. Long-Term Incentive Compensation Plan, including the reservation of 6,500,000 shares of common stock thereunder

On June 8, 2017, the Board adopted the 2017 Pareteum Corp. Long-Term Incentive Compensation Plan (the “2017 Plan”), an omnibus equity incentive plan pursuant to which the Company may grant equity and equity-linked awards to officers, directors, consultants and others. The Board adopted the 2017 Plan as a means to offer incentives and attract, motivate and retain and reward persons eligible to participate in the 2017 Plan. Accordingly, the Board unanimously approved and adopted the 2017 Plan, including authorization of the issuance of 6,500,000 shares of the Company’s common stock.

Set forth below is a summary of the 2017 Plan, which is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is included as Appendix A to this proxy statement.

Summary of the 2016 Plan

The following description of certain features of the 2017 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2017 Plan that is attached hereto as Appendix A. Capitalized terms not defined herein shall have the meaning set forth in the 2017 Plan.

Administration

The Board shall administer the 2017 Plan. The Board may, by resolution, appoint the Compensation Committee to administer the 2017 Plan and delegate its powers and otherwise under the 2107 Plan for purposes of Awards granted to Eligible Employees and Consultants.

Eligibility

Awards may be granted pursuant to the 2017 Plan only to persons who are eligible persons. Under the 2017 Plan, “Eligible Employee” means any employee of the Company, a Subsidiary, or an Affiliated Entity as approved by the Board; “Eligible Director” means any member of the Board who is not an employee of the Company, a Subsidiary or an Affiliated Entity; and “Consultant” means any person or entity who is engaged by the Company, a Subsidiary or an Affiliated Entity to render consulting or advisory services.

Awards

Awards granted under this Plan shall be subject to the following conditions:

(a) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock or are exchanged in the Board’s discretion for Awards not involving Common Stock, shall be available again for grant under the 2017 Plan and shall not be counted against the shares authorized under Section 1.3.

(b) Common Stock delivered by the Company in payment of an Award authorized under Articles V and VI of the 2017 Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

(c) The Board shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

(d) Separate certificates or a book-entry registration representing Common Stock shall be delivered to a Participant upon the exercise of any Option.

(e) Eligible Directors may only be granted Nonqualified Stock Options, Restricted Stock Awards, SARs or Performance Units under this Plan.

(f) The maximum term of any Award shall be ten years.

Option Awards. The Board may, from time to time, subject to the provisions of the 2017 Plan and such other terms and conditions as it may determine, grant Options to Eligible Employees. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. The Board may, subject to the provisions of the 2017 Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to Eligible Directors and Consultants. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve

Restricted Stock. The Board may, from time to time, subject to the provisions of the 2017 Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to Eligible Employees, Consultants or Eligible Directors. Restricted Stock Awards shall be awarded in such number and at such times during the term of the 2017 Plan as the Board shall determine. Each Restricted Stock Award shall be subject to an Award Agreement setting forth the terms of such Restricted Stock Award and may be evidenced in such manner as the Board deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates.

Stock Appreciation Rights. The Board may from time to time, in its sole discretion, subject to the provisions of the 2017 Plan and subject to other terms and conditions as the Board may determine, grant a SAR to any Eligible Employee, Consultant or Eligible Director. SARs may be granted in tandem with an Option, in which event, the Participant has the right to elect to exercise either the SAR or the Option. Upon the Participant’s election to exercise one of these Awards, the other tandem Award is automatically terminated. SARs may also be granted as an independent Award separate from an Option. Each grant of a SAR shall be evidenced by an Award Agreement executed by the Company and the Participant and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of the 2017 Plan. The exercise price of the SAR shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant of the SAR.

Performance Based Compensation

The Board may, from time to time, subject to the provisions of the 2017 Plan and such other terms and conditions as it may determine, grant Performance Units to Eligible Employees, Consultants and Eligible Directors. Each Award of Performance Units shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve.

The Board may from time to time, subject to the provisions of the 2017 Plan and such other terms and conditions as the Board may determine, grant a Performance Bonus to certain Eligible Employees selected for participation. The Board will determine the amount that may be earned as a Performance Bonus in any period of one year or more upon the achievement of a performance target established by the Board. The Board shall select the applicable performance target(s) for each period in which a Performance Bonus is awarded.

Change in Control

Notwithstanding any other provision in this Plan to the contrary, Awards granted under the 2017 Plan to any Eligible Employee, Consultant or Eligible Director shall be immediately vested, fully earned and exercisable upon the occurrence of a Change of Control Event unless the terms of the Award state otherwise.

“Change of Control Event” means, except as otherwise provided in an Award Agreement, each of the following:

(i) Any transaction in which shares of voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company are issued by the Company, or sold or transferred by the stockholders of the Company as a result of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such transaction cease to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately after such transaction;

(ii) The merger or consolidation of the Company with or into another entity as a result of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such merger or consolidation cease to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the surviving corporation or resulting entity immediately after such merger of consolidation; or

(iii) The sale of all or substantially all of the Company’s assets to an entity of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such asset sale do not beneficially own voting securities of the purchasing entity representing more than 50% of the total combined voting power of all outstanding voting securities of the purchasing entity immediately after such asset sale.

Section 162(m) of the Internal Revenue Code. The Company intends for the 2017 Plan and the Awards made thereunder to be exempt from the deductibility limitation in Code Section 162(m) if it is determined by the Board that such qualification is necessary or desirable for an Award. Accordingly, the Board shall make determinations as to performance targets and all other applicable provisions of the 2017 Plan as necessary in order for the 2017 Plan and Awards made thereunder to satisfy the requirements of Section 162(m) of the Code.

New Plan Benefits

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the 2017 Plan. Subject to the approval by the stockholders of the 2017 Plan, the Company anticipates an aggregate of 2,350,000 shares and options to purchase an aggregate of 1,568,000 shares will be issued to named executive officers, directors and other employees.

Equity Compensation Plan Information (as of December 31, 2016)

Securities Authorized for Issuance under Equity Compensation Plans

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under the equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2006 Plan (1): 0 2008 Plan (2): 1,040,211	2006 Plan: n/a 2008 Plan: $13.25	2006 Plan: 0 2008 Plan: 586,636
Equity compensation plans not approved by security holders	-	-	-
Total	1,040,211	-	586,636

(1)	S-8 filed July 21, 2006.
(2)	S-8 filed July 11, 2008. The stockholders approved the increase of the total number of shares of authorized to be issued under the 2008 Plan from 200,000 to 920,000, during 2013 the stockholders approved an increase from 920,000 to 1,840,000 and during 2014 an increase of the total number of shares available under the 2008 Plan from 1,840,000 to 2,240,000.

Vote Required

Approval for this proposal requires the affirmative vote of the majority of the votes cast at the Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 2.

PROPOSAL NO. 3

THE RATIFICATION OF THE APPOINTMENT OF SQUARMILNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017

The Board has appointed SquarMilner LLP (“SquarMilner”) of Los Angeles, California as our independent registered certified public accounting firm for the fiscal year 2017 and has further directed that the selection of SquarMilner be submitted to a vote of Stockholders at the Meeting for ratification.

As described below, the Stockholder vote is not binding on the Board. If the appointment of SquarMilner is not ratified, the Board will evaluate the basis for the Stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to Stockholders. Even if the appointment of SquarMilner is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our Stockholders.

Representatives of SquarMilner are not expected to attend the Meeting.

Fees

During the years ended December 31, 2016, and 2015, we engaged SquarMilner as our independent auditor. For the years ended December 31, 2016, and 2015, we incurred fees as discussed below:

	2016	2015
Audit fees	$220,000	$220,000
Audit-related fees	$14,000	$20,000
Tax fees	$-	$-
All other fees	$-	$-
Total Fees	$234,000	$240,000

Audit fees. Consist of fees billed for professional services rendered for the audit of the consolidated financial statements and review of the quarterly interim consolidated financial statements. These fees also include the review of registration statements and the delivery of consents in connection with registration statements.

Audit-related fees. Consist of the review of SEC comment letters and management response.

Tax fees. There were no fees billed by SquarMilner for professional services rendered for tax compliance for the years ended December 31, 2016 and 2015.

All other fees. There were no fees billed by SquarMilner for professional services rendered for other compliance purposes for the years ended December 31, 2016 and 2015.

The Audit Committee of our Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and audit-related services provided by SquarMilner in 2016 and 2015 consistent with the Audit Committee’s responsibility for engaging our independent auditors. The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with SquarMilner maintaining its independence.

Vote Required

Approval for this proposal requires the affirmative vote of the majority of the votes cast at the Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 3.

AUDIT COMMITTEE REPORT

The Board has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2016, which were audited by SquarMilner, our independent registered public accounting firm. The Board discussed with SquarMilner the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 16 (Communication with Audit Committee). The Board received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Board concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended December 31, 2016 were compatible with maintaining SquarMilner’s independence.

The Board has selected SquarMilner as our independent auditor for 2017.

Respectfully submitted by the Audit Committee,

Messrs. de Greef, van Sante and Jimenez-Tuñon and Ms. Thomas

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Stockholders sharing an address, unless we have received instructions from one or more of the Stockholders to continue to deliver multiple copies. We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at (212) 984-1096, or send a written request to Pareteum Corp., 100 Park Avenue, New York City, NY 10017, attention: Secretary. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each Stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, Stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

STOCKHOLDER PROPOSALS FOR THE 2018 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of the annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by a Stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2018 must be received by us no later than March 29, 2018. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, then the deadline for inclusion of a Stockholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a Stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the Meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to our secretary. To be timely, a Stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

OTHER MATTERS

The Board knows of no matter to be brought before the Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Meeting or any adjournment of the Meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

Upon written request to Pareteum Corp., 100 Park Avenue, New York City, NY 10017, attention: Secretary, we will provide without charge to each person requesting a copy of our 2016 Annual Report, including the financial statements filed therewith. We will furnish a requesting Stockholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2016 Annual Report, is available on our Internet website at http://www.pareteum.com.

BY ORDER OF THE BOARD

/s/ Robert H. Turner
Robert H. Turner

Appendix A

PARETEUM CORP.

2017 LONG-TERM INCENTIVE COMPENSATION PLAN

ARTICLE I

PURPOSE

Section 1.1 Purpose. This 2017 Long-Term Incentive Compensation Plan (the “Plan”) is established by Pareteum Corp., a Delaware corporation (the “Company”), to create incentives which are designed to motivate Participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success. Toward these objectives, the Plan provides for the grant of Options, Restricted Stock Awards, Stock Appreciation Rights (“SARs”), Performance Units and Performance Bonuses to Eligible Employees and the grant of Nonqualified Stock Options, Restricted Stock Awards, SARs and Performance Units to Consultants and Eligible Directors, subject to the conditions set forth in the Plan.

Section 1.2 Establishment. The Plan is effective as of June 8, 2017 and for a period of ten years thereafter. The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled. The Plan is subject to approval by the Company’s stockholders in accordance with applicable law which approval must occur within the period ending twelve months after the date the Plan is adopted by the Board. Pending such approval by the stockholders, Awards under the Plan may be granted, but no such Awards may be exercised prior to receipt of stockholder approval. In the event stockholder approval is not obtained within a twelve-month period, all Awards granted shall be void.

Section 1.3 Shares Subject to the Plan. Subject to the limitations set forth in the Plan, Awards may be made under this Plan for a total of 6,500,000 shares of the Company’s common stock, par value $.00001 per share (the “Common Stock”), all of which may be issued in respect of Incentive Stock Options.

ARTICLE II

DEFINITIONS

Section 2.1 “Account” means the recordkeeping account established by the Company to which will be credited an Award of Performance Units to a Participant.

Section 2.2 “Affiliated Entity” means any corporation, partnership, limited liability company or other form of legal entity in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

Section 2.3 “Award” means, individually or collectively, any Option, Restricted Stock Award, SAR, Performance Unit or Performance Bonus granted under the Plan to an Eligible Employee by the Board or any Nonqualified Stock Option, Performance Unit, SAR or Restricted Stock Award granted under the Plan to a Consultant or an Eligible Director by the Board pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Board may establish by the Award Agreement or otherwise.

Section 2.4 “Award Agreement” means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Board’s exercise of its administrative powers.

Section 2.5 “Board” means the Board of Directors of the Company and, if the Board has appointed a Committee as provided in Section 3.1, the term “Board” shall include such Committee.

Section 2.6 “Change of Control Event” means, except as otherwise provided in an Award Agreement, each of the following:

(i) Any transaction in which shares of voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company are issued by the Company, or sold or transferred by the stockholders of the Company as a result of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such transaction cease to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately after such transaction;

(ii) The merger or consolidation of the Company with or into another entity as a result of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such merger or consolidation cease to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the surviving corporation or resulting entity immediately after such merger of consolidation; or

(iii) The sale of all or substantially all of the Company’s assets to an entity of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such asset sale do not beneficially own voting securities of the purchasing entity representing more than 50% of the total combined voting power of all outstanding voting securities of the purchasing entity immediately after such asset sale.

Section 2.7 “Code” means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

Section 2.8 “Committee” means the Committee appointed by the Board as provided in Section 3.1.

Section 2.9 “Common Stock” means the common stock, par value $.00001 per share, of the Company, and after substitution, such other stock as shall be substituted therefore as provided in Article X.

Section 2.10 “Consultant” means any person or entity who is engaged by the Company, a Subsidiary or an Affiliated Entity to render consulting or advisory services.

Section 2.11 “Date of Grant” means the date on which the grant of an Award is authorized by the Board or such later date as may be specified by the Board in such authorization.

Section 2.12 “Disability” means, except as otherwise provided in an Award Agreement, the Participant is unable to continue employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. For purposes of this Plan, the determination of Disability shall be made in the sole and absolute discretion of the Board.

Section 2.13 “Eligible Employee” means any employee of the Company, a Subsidiary, or an Affiliated Entity as approved by the Board.

Section 2.14 “Eligible Director” means any member of the Board who is not an employee of the Company, a Subsidiary or an Affiliated Entity.

Section 2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Section 2.16 “Fair Market Value” means (A) during such time as the Common Stock is registered under Section 12 of the Exchange Act, the closing price of the Common Stock as reported by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if no sale of the Common Stock shall have been made on any such stock exchange or automated quotation system that day, on the next preceding day on which there was a sale of such Common Stock, or (B) during any such time as the Common Stock is not listed upon an established stock exchange or automated quotation system, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc., or (C) during any such time as the Common Stock cannot be valued pursuant to (A) or (B) above, the fair market value shall be as determined by the Board considering all relevant information including, by example and not by limitation, the services of an independent appraiser.

Section 2.17 “Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

Section 2.18 “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

Section 2.19 “Option” means an Award granted under Article V of the Plan and includes both Nonqualified Stock Options and Incentive Stock Options to purchase shares of Common Stock.

Section 2.20 “Participant” means an Eligible Employee, a Consultant or an Eligible Director to whom an Award has been granted by the Board under the Plan.

Section 2.21 “Performance Bonus” means the cash bonus which may be granted to Eligible Employees under Article IX of the Plan.

Section 2.22 “Performance Units” means those monetary units that may be granted to Eligible Employees, Consultants or Eligible Directors pursuant to Article VIII hereof.

Section 2.23 “Plan” means this Pareteum Corp. 2017 Long-Term Incentive Compensation Plan.

Section 2.24 “Restricted Stock Award” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article VI of the Plan.

Section 2.25 “Retirement” means, except as otherwise provided in an Award Agreement, the termination of an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity on or after attaining age 65.

Section 2.26 “SAR” means a stock appreciation right granted to an Eligible Employee, Consultant or Eligible Director under Article VII of the Plan.

Section 2.27 “Subsidiary” shall have the same meaning set forth in Section 424 of the Code.

Section 2.28 “Compensation Committee” means the Compensation Committee of the Board.

ARTICLE III

ADMINISTRATION

Section 3.1 Administration. The Board shall administer the Plan. The Board may, by resolution, appoint the Compensation Committee to administer the Plan and delegate its powers described under this Section 3.1 and otherwise under the Plan for purposes of Awards granted to Eligible Employees and Consultants.

Subject to the provisions of the Plan, the Board shall have exclusive power to:

(a) Select Eligible Employees and Consultants to participate in the Plan.

(b) Determine the time or times when Awards will be made to Eligible Employees or Consultants.

(c) Determine the form of an Award, whether an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, SAR, Performance Unit, or Performance Bonus, the number of shares of Common Stock or Performance Units subject to the Award, the amount and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Board.

(d) Determine whether Awards will be granted singly or in combination.

(e) Accelerate the vesting, exercise or payment of an Award or the performance period of an Award.

(f) Determine whether and to what extent a Performance Bonus may be deferred, either automatically or at the election of the Participant or the Board.

(g) Reduce the exercise price of any Option or SAR to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or SAR shall have declined since the date such Award was granted.

(h) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

Notwithstanding the foregoing, the Board may authorize the Company Chief Executive Officer, another executive officer, or a committee of such directors (the “Authorized Officers”) to grant Options under the Plan, to the extent permitted by applicable law. If so authorized, the Authorized Officers shall have the same authority as the Board under this Section 3.1 and otherwise under the Plan with respect to the grant of Options, subject to the limitations set forth in such authorization, if any.

Section 3.2 Administration of Grants to Eligible Directors. The Board shall have the exclusive power to select Eligible Directors to participate in the Plan and to determine the number of Nonqualified Stock Options, Performance Units, SARs or shares of Restricted Stock awarded to Eligible Directors selected for participation. If the Board appoints a committee to administer the Plan, it may delegate to the committee administration of all other aspects of the Awards made to Eligible Directors.

Section 3.3 Board to Make Rules and Interpret Plan. The Board in its sole discretion shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan, as it may deem necessary or advisable for the administration of the Plan. The Board’s interpretation of the Plan or any Awards and all decisions and determinations by the Board with respect to the Plan shall be final, binding, and conclusive on all parties.

Section 3.4 Section 162(m). The Company intends for the Plan and the Awards made thereunder to be exempt from the deductibility limitation in Code Section 162(m) if it is determined by the Board that such qualification is necessary or desirable for an Award. Accordingly, the Board shall make determinations as to performance targets and all other applicable provisions of the Plan as necessary in order for the Plan and Awards made thereunder to satisfy the requirements of Section 162(m) of the Code. Subject to adjustment as provided in Article X, the maximum number of shares with respect to which Options or SARs may be granted to any Participant in any one calendar year is 6,500,000. With respect to other types of Awards intended to be exempt from the deductibility limitation in Code Section 162(m), no Participant in any one calendar year may be granted Awards with respect to more than 6,500,000 shares of Common Stock in the aggregate, or if such Awards are payable in cash, the fair market value equivalent thereof. If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations.

ARTICLE IV

GRANT OF AWARDS

Section 4.1 Grant of Awards. Awards granted under this Plan shall be subject to the following conditions:

(a) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock or are exchanged in the Board’s discretion for Awards not involving Common Stock, shall be available again for grant under the Plan and shall not be counted against the shares authorized under Section 1.3.

(b) Common Stock delivered by the Company in payment of an Award authorized under Articles V and VI of the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

(c) The Board shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

(d) Separate certificates or a book-entry registration representing Common Stock shall be delivered to a Participant upon the exercise of any Option.

(e) Eligible Directors may only be granted Nonqualified Stock Options, Restricted Stock Awards, SARs or Performance Units under this Plan.

(f) The maximum term of any Award shall be ten years.

ARTICLE V

STOCK OPTIONS

Section 5.1 Grant of Options. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to Eligible Employees. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. The Board may, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to Eligible Directors and Consultants. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 5.2.

Section 5.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

(a) Exercise Price. Each Option shall state the exercise price which shall be set by the Board at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant.

(b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) by delivering shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an adverse accounting charge to the Company for financial accounting purposes with respect to the shares used to pay the exercise price unless otherwise determined by the Board; or (iii) a combination of the foregoing. In addition to the foregoing, the Board may permit an Option granted under the Plan to be exercised by a broker-dealer acting on behalf of a Participant through procedures approved by the Board.

(c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Board in the Award Agreement. Exercise of an Option shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise stating the election to exercise in the form and manner determined by the Board. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

(d) Other Terms and Conditions. Among other conditions that may be imposed by the Board, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by the Company, its Subsidiaries, or an Affiliated Entity, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vi) the achievement by the Company of specified performance criteria; and (vii) non-compete and protection of business matters.

(e) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall only be granted to Eligible Employees of the Company or a Subsidiary, and not to Eligible Employees of an Affiliated Entity unless such entity shall be considered as a “disregarded entity” under the Code and shall not be distinguished for federal tax purposes from the Company or the applicable Subsidiary.

(f) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

(g) Stockholder Rights. No Participant shall have a right as a stockholder with respect to any share of Common Stock subject to an Option prior to the purchase of such shares of Common Stock by exercise of the Option.

ARTICLE VI

RESTRICTED STOCK AWARDS

Section 6.1 Grant of Restricted Stock Awards. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to Eligible Employees, Consultants or Eligible Directors. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Board shall determine. Each Restricted Stock Award shall be subject to an Award Agreement setting forth the terms of such Restricted Stock Award and may be evidenced in such manner as the Board deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates.

Section 6.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(a) Restriction Period. Restricted Stock Awards granted to an Eligible Employee shall require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Awards granted to Consultants or Eligible Directors shall require the holder to provide continued services to the Company for a period of time. These employment and service requirements are collectively referred to as a “Restriction Period”. The Board or the Committee, as the case may be, shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. In addition to any time vesting conditions determined by the Board or the Committee, as the case may be, Restricted Stock Awards may be subject to the achievement by the Company of specified performance criteria based upon the Company’s achievement of all or any of the operational, financial or stock performance criteria set forth on Exhibit A annexed hereto, as may from time to time be established by the Board or the Committee, as the case may be. At the end of the Restriction Period, assuming the fulfilment of any other specified vesting conditions, the restrictions imposed by the Board or the Committee, as the case may be shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof. In addition to acceleration of vesting upon the occurrence of a Change of Control Event as provided in Section 11.5, the Board or the Committee, as the case may be, may, in its discretion, accelerate the vesting of a Restricted Stock Award in the case of the death, Disability or Retirement of the Participant who is an Eligible Employee or resignation of a Participant who is a Consultant or an Eligible Director.

(b) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Board shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

(c) Rights as Stockholders. During any Restriction Period, the Board may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a stockholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

ARTICLE VII

STOCK APPRECIATION RIGHTS

Section 7.1 Grant of SARs. The Board may from time to time, in its sole discretion, subject to the provisions of the Plan and subject to other terms and conditions as the Board may determine, grant a SAR to any Eligible Employee, Consultant or Eligible Director. SARs may be granted in tandem with an Option, in which event, the Participant has the right to elect to exercise either the SAR or the Option. Upon the Participant’s election to exercise one of these Awards, the other tandem Award is automatically terminated. SARs may also be granted as an independent Award separate from an Option. Each grant of a SAR shall be evidenced by an Award Agreement executed by the Company and the Participant and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of the Plan. The exercise price of the SAR shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant of the SAR.

Section 7.2 Exercise and Payment. SARs granted under the Plan shall be exercisable in whole or in installments and at such times as shall be provided by the Board in the Award Agreement. Exercise of a SAR shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise. The amount payable with respect to each SAR shall be equal in value to the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. Payment of amounts attributable to a SAR shall be made in shares of Common Stock.

Section 7.3 Restrictions. In the event a SAR is granted in tandem with an Incentive Stock Option, the Board shall subject the SAR to restrictions necessary to ensure satisfaction of the requirements under Section 422 of the Code. In the case of a SAR granted in tandem with an Incentive Stock Option to an Eligible Employee who owns more than 10% of the combined voting power of the Company or its Subsidiaries on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the Exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

ARTICLE VIII

PERFORMANCE UNITS

Section 8.1 Grant of Awards. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Performance Units to Eligible Employees, Consultants and Eligible Directors. Each Award of Performance Units shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 8.2.

Section 8.2 Conditions of Awards. Each Award of Performance Units shall be subject to the following conditions:

(a) Establishment of Award Terms. Each Award shall state the target, maximum and minimum value of each Performance Unit payable upon the achievement of performance goals.

(b) Achievement of Performance Goals. The Board shall establish performance targets for each Award for a period of no less than a year based upon some or all of the operational, financial or performance criteria listed in Exhibit A attached. The Board shall also establish such other terms and conditions as it deems appropriate to such Award. The Award may be paid out in cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE IX

PERFORMANCE BONUS

Section 9.1 Grant of Performance Bonus. The Board may from time to time, subject to the provisions of the Plan and such other terms and conditions as the Board may determine, grant a Performance Bonus to certain Eligible Employees selected for participation. The Board will determine the amount that may be earned as a Performance Bonus in any period of one year or more upon the achievement of a performance target established by the Board. The Board shall select the applicable performance target(s) for each period in which a Performance Bonus is awarded. The performance target shall be based upon all or some of the operational, financial or performance criteria listed in Exhibit A attached.

Section 9.2 Payment of Performance Bonus. In order for any Participant to be entitled to payment of a Performance Bonus, the applicable performance target(s) established by the Board must first be obtained or exceeded. Payment of a Performance Bonus shall be made within 60 days of the Board’s certification that the performance target(s) has been achieved unless the Participant has previously elected to defer payment pursuant to a nonqualified deferred compensation plan adopted by the Company. Payment of a Performance Bonus may be made in either cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE X

STOCK ADJUSTMENTS

In the event that the shares of Common Stock, as constituted on the effective date of the Plan, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spin-off, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock, or if rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then there shall be substituted for or added to each share available under and subject to the Plan, and each share theretofore appropriated under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, on a fair and equivalent basis in accordance with the applicable provisions of Section 424 of the Code; provided, however, with respect to Options, in no such event will such adjustment result in a modification of any Option as defined in Section 424(h) of the Code. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the “Minimum Adjustment”). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Article X and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Article X which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

ARTICLE XI

GENERAL

Section 11.1 Amendment or Termination of Plan. The Board may alter, suspend or terminate the Plan at any time provided, however, that it may not, without stockholder approval, adopt any amendment which would (i) increase the aggregate number of shares of Common Stock available under the Plan (except by operation of Article X), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits to Participants provided by the Plan.

Section 11.2 Termination of Employment; Termination of Service. Except as otherwise provided in an Award Agreement: (i) if an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity terminates as a result of death, Disability or Retirement, the Eligible Employee (or personal representative in the case of death) shall be entitled to purchase all or any part of the shares subject to any (x) vested Incentive Stock Option for a period of up to three months from such date of termination (one year in the case of death or Disability), and (y) vested Nonqualified Stock Option during the remaining term of the Option; and (ii) if an Eligible Employee’s employment terminates for any other reason, the Eligible Employee shall be entitled to purchase all or any part of the shares subject to any vested Option for a period of up to three months from such date of termination. In no event shall any Option be exercisable past the term of the Option. The Board may, in its sole discretion, accelerate the vesting of unvested Options in the event of termination of employment of any Participant.

Except as otherwise provided in an Award Agreement: (i) in the event a Consultant ceases to provide services to the Company or an Eligible Director terminates service as a director of the Company, the unvested portion of any Award shall be forfeited unless otherwise accelerated pursuant to the terms of the Eligible Director’s Award Agreement or by the Board; and (ii) the Consultant or Eligible Director shall have a period of three years following the date he ceases to provide consulting services or ceases to be a director, as applicable, to exercise any Nonqualified Stock Options which are otherwise exercisable on his date of termination of service.

Section 11.3 Limited Transferability – Options. The Board may, in its discretion, authorize all or a portion of the Nonqualified Stock Options granted under this Plan to be on terms which permit transfer by the Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iv) a partnership or limited liability company in which such Immediate Family Members are the only partners or members, or (v) as otherwise determined by the Board in accordance with applicable law. In addition, there may be no consideration for any such transfer. The Award Agreement pursuant to which such Nonqualified Stock Options are granted expressly provide for transferability in a manner consistent with this paragraph. Subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 11.3. Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11.2 hereof the term “Participant” shall be deemed to refer to the transferee. The events of termination of employment of Section 11.2 hereof shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 11.2 hereof. No transfer pursuant to this Section 11.3 shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Board shall request. With the exception of a transfer in compliance with the foregoing provisions of this Section 11.3, all other types of Awards authorized under this Plan shall be transferable only by will or the laws of descent and distribution; however, no such transfer shall be effective to bind the Company unless the Board has been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Award.

Section 11.4 Withholding Taxes. Unless otherwise paid by the Participant, the Company, its Subsidiaries or any of its Affiliated Entities shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Board may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes. However, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an adverse accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Board.

Section 11.5 Change of Control. Notwithstanding any other provision in this Plan to the contrary, Awards granted under the Plan to any Eligible Employee, Consultant or Eligible Director shall be immediately vested, fully earned and exercisable upon the occurrence of a Change of Control Event unless the terms of the Award state otherwise.

Section 11.6 Amendments to Awards. The Board may at any time unilaterally amend the terms of any Award Agreement, whether or not presently exercisable or vested, to the extent it deems appropriate. However, amendments which are adverse to the Participant shall require the Participant’s consent.

Section 11.7 Registration; Regulatory Approval. Following approval of the Plan by the stockholders of the Company as provided in Section 1.2 of the Plan, the Board, in its sole discretion, may determine to file with the Securities and Exchange Commission and keep continuously effective, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable.

Section 11.8 Right to Continued Employment. Participation in the Plan shall not give any Eligible Employee any right to remain in the employ of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Eligible Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Employee or any other individual any right to be selected as a Participant or to be granted an Award.

Section 11.9 Reliance on Reports. Each member of the Board and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

Section 11.10 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Section 11.11 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except as superseded by applicable Federal law.

Section 11.12 Other Laws. The Board may refuse to issue or transfer any shares of Common Stock or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

Section 11.13 No Trust or Fund Created. Neither the Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

Section 11.14 Conformance to Section 409A of the Code To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

EXHIBIT A

2017 Long-Term Incentive Compensation Plan

Performance Criteria

Operational Criteria may include:

Reserve additions/replacements

Finding & development costs

Production volume

Production Costs

Acquisitions, dispositions, development and development related activity

Financial Criteria may include:

Earnings (net income, earnings before interest, taxes, depreciation and amortization (“EBITDA”)

Earnings per share:

Cash flow

Operating income

General and Administrative Expenses

Debt to equity ratio

Debt to cash flow

Debt to EBITDA

EBITDA to Interest

Return on Assets

Return on Equity

Return on Invested Capital

Profit returns/margins

Midstream margins

Stock Performance Criteria:

Stock price appreciation

Total stockholder return

Relative stock price performance

Fitch Proof 89818 Pareteum Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PARETEUM CORP.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on September 11, 2017.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. Election of Directors
   - (1) Robert H. Turner
   - (2) Laura Thomas
   - (3) Yves van Sante
   - (4) Luis Jimenez-Tuñon

FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction:To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2017**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

89818 REV2 Pareteum PROXY CARD.indd 1 7/24/17 12:46 PM

Fitch Proof 89818 Pareteum Proxy Card Back

The 2017 Proxy Statement and the 2016 Annual Report to Shareholders are available at: http://www.cstproxy.com/pareteum/2017

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PARETEUM CORPORATION

The undersigned appoints Robert H. Turner and Ted O'Donnell, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Pareteum Corporation held of record by the undersigned at the close of business on July 26, 2017 at the Annual Meeting of Stockholders of Pareteum Corporation to be held on September 12, 2017, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

89818 REV2 Pareteum PROXY CARD.indd 2 7/24/17 12:46 PM